LORD ABBETT TRUST I

Lord Abbett Climate Focused Bond Fund (the “Fund”)

Supplement dated February 7, 2025 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated December 1, 2024, as supplemented

Liquidation of the Fund

On February 4, 2025, the Board of Trustees of Lord Abbett Trust I approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around Spring 2025 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made, the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan, and the Fund has distributed to its shareholders of record the remaining proceeds in one or more liquidating distributions on the Liquidation Date as set forth in the Plan.

At any time before the Liquidation Date, shareholders may:

▪	Exchange their Fund shares for the same class of shares of another Lord Abbett Fund, provided that the exchange satisfies the investment minimum of the Fund selected;

▪	Redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus; or

▪	Do nothing and their Fund shares will be redeemed on or about the Liquidation Date. However, shareholders in individual retirement accounts who do not take other action will automatically have their shares exchanged for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund on or about the Liquidation Date.

In connection with the liquidation of the Fund, the Fund no longer will accept purchase orders or exchange requests as of February 7, 2025.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAIs.

Please retain this document for your future reference.